UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 26, 2000
                                                 ------------------------------

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the Mortgage Pass-Through Certificates, Series 2000-1)

            PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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         (Exact name of registrant as specified in its charter)


         Delaware                  333-15685                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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    (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (212) 713-2000
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On July 26, 2000 (the "Closing Date"), PaineWebber Mortgage Acceptance Corporation IV (the "Company") issued the Company's Mortgage Pass-Through Certificates, Series 2000-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-R, Class PO, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $168,829,357. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Provident Funding Associates, L.P., as originator and servicer, and The Chase Manhattan Bank, as trustee. The Offered Certificates, together with the Company's Mortgage Pass-Through Certificates, Series 2000-1, Class B-3, Class B-4, Class B-5 and Class X (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      (EX-4) Pooling and Servicing Agreement, dated as of July 1, 2000, among PaineWebber Mortgage Acceptance Corporation IV, Provident Funding Associates, L.P. and The Chase Manhattan Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV

July 31, 2000

                                   By: /s/ Ramesh Singh
                                       --------------------------------------
                                       Name:  Ramesh Singh
                                       Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

(EX-4)                    Pooling and Servicing Agreement,            E
                          dated as of July 1, 2000, among
                          PaineWebber Mortgage Acceptance
                          Corporation IV, Provident Funding
                          Associates, L.P. and The Chase
                          Manhattan Bank.